                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Comm Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     5)   Total fee paid:
          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     3)   Filing Party:
          ______________________________________________________________________

     4)   Date Filed:
          ______________________________________________________________________

                                                        (COMMBANCORP, INC. LOGO)

NOTICE OF 2006
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY PROMPTLY

                                                        Friday, June 2, 2006
                                                        10:30 A.M.
                                                        Elk Mountain Ski Resort
                                                        Route 374
                                                        Union Dale, Pennsylvania

Comm Bancorp, Inc.
125 North State Street
Clarks Summit, PA 18411
(570) 586-0377

WILLIAM F. FARBER, SR.
Chairman

                                                        (COMMBANCORP, INC. LOGO)

May 3, 2006

Dear Stockholder:

You are cordially invited to join us at the 2006 Annual Meeting of Stockholders in Union Dale, Pennsylvania, on June 2, 2006.

Enclosed with this Proxy Statement are a form of proxy, a copy of our Form 10-K for the year ended December 31, 2005, and the 2005 Annual Highlights Report.

At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for many stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to visit our website at www.combk.com for up-to-the-moment news. After the meeting, you are invited to enjoy a light luncheon.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the attached form to vote your shares. Please complete, sign, date and return by mail the enclosed proxy form in the envelope provided.

I would like to take this opportunity to remind you that your vote is important.

                                        Sincerely,


                                        /s/ William F. Farber, Sr.
                                        ----------------------------------------
                                        William F. Farber, Sr.
                                        Chairman

                            (COMMBANCORP, INC. LOGO)

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

DATE: June 2, 2006
TIME: 10:30 A.M.
PLACE: Elk Mountain Ski Resort
       Route 374
       Union Dale, Pennsylvania

MATTERS TO BE VOTED UPON:

1. A proposal to elect the nominees named in the attached proxy as directors to serve for a one-year term;

2. A proposal to ratify the appointment of Kronick Kalada Berdy & Co. as our independent registered public accounting firm for the year ending December 31, 2006; and

3.   Any other matters that may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS TO ELECT THE NOMINEES AS DIRECTORS AND TO APPOINT KRONICK KALADA BERDY & CO.

Stockholders who are holders of record of our Common Stock at the close of business on March 15, 2006, will be entitled to vote at the meeting. If you plan to attend the meeting, please indicate your wish by checking the box that appears on the proxy form.

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY FORM, AND THEN VOTE BY PROMPTLY FILLING OUT, SIGNING AND DATING THE PROXY FORM AND RETURNING IT BY MAIL IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,


/s/ William F. Farber, Sr.
-------------------------------------
William F. Farber, Sr.                  Clarks Summit, Pennsylvania
Chairman                                May 3, 2006

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
  QUESTIONS AND ANSWERS..............................................       1

  BOARD OF DIRECTORS.................................................       2

-    PROPOSAL TO ELECT THE DIRECTORS (Item 1 on Proxy Form)..........       2
     Required Vote ..................................................       3
     Committees of the Board of Directors............................       4
     Committees of the Board of Directors of Community Bank
     and Trust Co. ("Community Bank")................................       5
     Board of Directors' Compensation................................       6
     Director Nomination Procedure...................................       6

  STOCK OWNERSHIP....................................................       8
     Stock Owned by Directors and Executive Officers.................       8
     Compliance with Section 16(a) of the Securities Exchange
     Act of 1934.....................................................       9
     Voting Stock Owned by "Beneficial Owners".......................       9

  EXECUTIVE COMPENSATION.............................................       9
     Summary Compensation Table......................................       9
     Report of the Executive Compensation Committee..................      10
     Estimated Retirement Benefits...................................      11
     Executive Employment Agreements.................................      12
     Five-Year Performance Graph.....................................      13

  JOINT AUDIT COMMITTEE REPORT ......................................      14

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................      15

-    PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO.
     (Item 2 on Proxy Form)..........................................      15
     Required Vote ..................................................      15
     Independent Registered Public Accountant Fees and Services .....      16

  OTHER INFORMATION..................................................      16
     Transactions Involving Directors and Executive Officers.........      16
     No Significant Legal Proceedings................................      17
     Codes of Conduct and Ethics.....................................      17
     Other Proposed Actions..........................................      17
     Stockholder Proposals for 2007 Annual Meeting...................      17
     Additional Information Available................................      17
     How to Contact our Directors....................................      18

----------
-    Matters to be voted upon

                              QUESTIONS AND ANSWERS

Q:   WHAT AM I VOTING ON?

A:   Two proposals. Item numbers refer to item numbers on the proxy form.
     Item 1. To elect the directors.
     Item 2. To ratify the appointment of Kronick Kalada Berdy & Co. as independent auditors for the year ending December 31, 2006.

Q:   WHO CAN VOTE?

A: All stockholders of record at the close of business on March 15, 2006, are entitled to vote. Holders of our Common Stock are entitled to a vote per share. Fractional shares, such as those in the dividend reinvestment plan, will be voted.

Q:   HOW DO I VOTE FOR DIRECTORS?

A: Each share is entitled to cast a vote for each director. For example, if you can vote 100 shares, you can cast up to 100 votes for each director.

Q:   WHO CAN ATTEND THE MEETING?

A: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Upon arrival at the meeting, everyone is required to check in at the registration desk.

Q:   HOW DO I VOTE?

A: You may cast your vote by completing, signing, dating and mailing the proxy form in the enclosed postage-paid envelope. By voting, you will authorize the individuals named on the proxy form, referred to as the proxies, to vote your shares according to your instructions.

Q:   WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE ITEMS?

A: If you do not indicate how you wish to vote for one or more of the directors, the proxies will vote FOR election of all the directors (Item
     1). If you "withhold" your vote for any of the directors, this will be counted as a vote AGAINST that director. If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of Kronick Kalada Berdy & Co. (Item 2).

Q:   WHAT IF I VOTE AND THEN CHANGE MY MIND?

A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

Q:   WHAT CONSTITUTES A QUORUM?

A: As of the record date, March 15, 2006, we had 1,851,816 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 1,851,816 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes, which all stockholders are entitled to cast, constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy form that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q:   IS MY VOTE CONFIDENTIAL?

A: Yes. Proxy forms, ballots and voting tabulations that identify individual stockholders are kept confidential, except in certain circumstances where it is important to protect our interests and the interests of our stockholders. Generally, only the judge of election and the employees processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy form unless you ask that your name be disclosed to management.

Q:   WHO WILL COUNT THE VOTES?

A: Our employees will tabulate the votes and the judge of election will review their tabulation process.

Q:   WHAT SHARES ARE INCLUDED IN THE PROXY FORM?

A: The shares listed on your form represent all the shares of Common Stock held in your name (as distinguished from those held in "street" name), including those held in the dividend reinvestment plan. You will receive a separate proxy form or forms from your broker if you hold shares in "street" name.

Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY FORM?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy forms to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer and Trust Company, at 1-800-937-5449.

Q:   WHO WILL BEAR THE COST OF THIS PROXY SOLICITATION?

A: We will pay the cost of preparing, assembling and delivering the Notice of 2006 Annual Meeting of Stockholders, Proxy Statement and form of Proxy. Directors, officers and employees of us and Community Bank may solicit proxies in person or by telephone without additional compensation. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners of our stock.

Q:   WHOM CAN I CALL WITH ANY QUESTIONS?

A:   You may call Investor Relations at (570) 587-3421, extension 308.

                               BOARD OF DIRECTORS

                         PROPOSAL TO ELECT THE DIRECTORS
                              Item 1 on Proxy Form

We have thirteen directors. Each director holds office for a one-year term. A majority of the current directors have been determined by the Board of Directors to satisfy the independence requirements mandated by the Securities and Exchange Commission ("SEC"), the NASDAQ National Stock Market(R) and any related banking laws. Unless you withhold authority to vote for one or more of the directors, the persons named as proxies intend to vote for the election of the thirteen directors. All of the directors are recommended by the Board:

David L. Baker
Thomas M. Chesnick
William F. Farber, Sr.
Judd B. Fitze
Dean L. Hesser
John P. Kameen
William A. Kerl
Erwin T. Kost
Susan F. Mancuso
Robert A. Mazzoni
J. Robert McDonnell
Joseph P. Moore, III
Eric G. Stephens

All directors have consented to be named in this proxy statement and to serve, if elected, as directors. The Board of Directors has no reason to believe that any of the directors should be unable to act as a director. However, if any director is unable to stand for election, the Board of Directors will designate a substitute. If a substitute is named, the proxies will vote for the election of the substitute.

                                  REQUIRED VOTE

Directors will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTORS LISTED ABOVE. ABSTENTIONS AND VOTES WITHHELD FOR DIRECTORS WILL HAVE THE SAME EFFECT AS VOTES AGAINST.

THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIPS ON BOARDS OF DIRECTORS' COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

The following information includes the age of each director as of March 15, 2006:

     DAVID L. BAKER, 60
     Director since 1988 and director of Community Bank since 1993. Senior Vice President of Community Bank.

     THOMAS M. CHESNICK, 71
     Director of us and Community Bank since 2000. Retired.

     WILLIAM F. FARBER, SR., 69
     Director since 1983 and director of Community Bank since 1970. Chairman of the Boards of Directors, President and Chief Executive Officer of us and Community Bank.

     JUDD B. FITZE, 54
     Director since 1995 and director of Community Bank since 1993. Partner in Farr, Davis & Fitze, a law firm.

     DEAN L. HESSER, 39
     Director of us and Community Bank since 2003. President of Tom Hesser Chevrolet, Inc. and Tom Hesser Nissan, LLC, automobile dealerships.

     JOHN P. KAMEEN, 64
     Director since 1983 and director of Community Bank since 1979. Secretary of us and Community Bank. Publisher of The Forest City News.

     WILLIAM A. KERL, 69
     Director since 2000 and director of Community Bank since 1997. President of Carbondale Concrete Company, Inc. and Kerl Coal, Oil & Trucking Company, Inc.

     ERWIN T. KOST, 62
     Director since 1997 and director of Community Bank since 1993. President of Kost Tire Distributors, Inc.

     SUSAN F. MANCUSO, 54
     Director of us and Community Bank since 2003. Partner in Mancuso & Mancuso, Accounting and Tax Service.

     ROBERT A. MAZZONI, 57
     Director of us and Community Bank since 2000. Judge of the Court of Common Pleas of Lackawanna County.

     J. ROBERT MCDONNELL, 70
     Director since 1983 and director of Community Bank since 1979. Vice Chairman of us and Community Bank. Owner of McDonnell's Restaurant.

     JOSEPH P. MOORE, III, 54
     Director of us and Community Bank since 2000. Auto dealer, Manheim Imports, an automobile dealership from May, 2003 to 2005. President of J.J. Motors, Inc., an automobile dealership from 2001 to May, 2003.

     ERIC G. STEPHENS, 54
     Director since 1988 and director of Community Bank since 1993. Auto dealer, H.L. Stephens and Son, an automobile dealership.

                      COMMITTEES OF THE BOARD OF DIRECTORS

We have two standing committees, the Nominating and Corporate Governance Committee and the Joint Audit Committee. Each member of these committees satisfies the independence requirements mandated by the SEC, the NASDAQ National Stock Market(R) and any related banking laws.

The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling their corporate oversight responsibilities. The primary duties of this committee are to:

     - Develop and recommend corporate governance policies and guidelines for us and monitor our compliance with these policies and guidelines; and

     - Identify and recommend to the Board, director nominees and committee member candidates.

The following directors are members of the Nominating and Corporate Governance
Committee: Robert A. Mazzoni, Chairperson; Dean L. Hesser; Joseph P. Moore, III and Eric G. Stephens. The Nominating and Corporate Governance Committee operates pursuant to the Charter of the Nominating and Corporate Governance Committee. A copy of this charter is filed at Exhibit 99(ii) to our Annual Report on Form 10-K for the year ended December 31, 2003, Commission File Number: 0-17455, and is incorporated by reference into this proxy statement. In addition, this charter is posted on our website at www.combk.com and will be provided, without charge, upon written request to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations. For further information on the procedure for director nominations, please see the caption below under:
Director Nomination Procedure.

The Joint Audit Committee of us and Community Bank is responsible for assisting the Boards of Directors' oversight of:

     -    The integrity of our financial statements;

     - The audit by the independent public accounting firm registered with the Public Company Accounting Oversight Board (the "independent registered public accounting firm") of our financial statements;

     -    Our report on internal controls;

     - The independent registered public accounting firm's and internal auditing firm's qualifications and independence; and

     -    The performance of our internal audit function.

The members of the Joint Audit Committee are the same persons as are noted below for the Joint Audit Committee of Community Bank. For further information on the Joint Audit Committee, see the captions below under: Committees of the Board of Directors of Community Bank and Joint Audit Committee Report.

             COMMITTEES OF THE BOARD OF DIRECTORS OF COMMUNITY BANK

The following information is for committees of Community Bank. Appointments to these committees occurred March 15, 2006.

                                       EXECUTIVE    JOINT                  ASSET/            ASSET            BSA/
NAME                     EXECUTIVE   COMPENSATION   AUDIT   INVESTMENT   LIABILITY   LOAN   QUALITY   TRUST    AML   MARKETING
----                     ---------   ------------   -----   ----------   ---------   ----   -------   -----   ----   ---------
David L. Baker               X                                                         X       X        X
Thomas M. Chesnick                                    X                                X       X
William F. Farber, Sr.       X                                   X           X         X       X
Judd B. Fitze                              X                     X           X         X                X
Dean L. Hesser                                                                         X       X        X
John P. Kameen               X             X                     X           X                                  X        X
William A. Kerl                                                                        X                        X        X
Erwin T. Kost                              X                                           X       X
Susan F. Mancuso                                      X                                X
Robert A. Mazzoni                                     X                                                 X
J. Robert McDonnell          X             X                     X           X         X
Joseph P. Moore, III                                  X          X           X
Eric G. Stephens             X             X                     X           X                                  X

NUMBER OF MEETINGS

The Board of Directors met 6 times during 2005. Community Bank's Board of Directors met 12 times during 2005. All of the directors attended 75% or more of our and Community Bank's Board of Directors and Committee meetings during 2005. In addition, our Board of Directors held three meetings in 2005 at which only independent directors were present. These meetings were held immediately after the regularly scheduled meetings of the Board of Directors. For 2006, our Board of Directors has agreed to hold at least two regularly scheduled meetings of independent directors.

EXECUTIVE COMMITTEE

The Executive Committee is responsible for exercising the authority of the Board of Directors in the intervals between the meetings of the Board of Directors so far as may be permitted by law.

EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee is responsible for reviewing salaries, compensation and personnel policies, and the fee structure for advisory boards and directors of us and Community Bank. See "Report of the Executive Compensation Committee."

JOINT AUDIT COMMITTEE

The Joint Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Joint Audit Committee meets with Community Bank's internal auditor, outside independent registered public accounting firm and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. See "Joint Audit Committee Report."

INVESTMENT COMMITTEE

The Investment Committee is responsible for reviewing the investment portfolio with regard to the purchases and sales of securities, the schedule of maturities and the portfolio's risk and return.

ASSET/LIABILITY COMMITTEE

The Asset/Liability Committee is responsible for making recommendations to the Board of Directors regarding the asset/liability functions.

LOAN COMMITTEE

The Loan Committee is responsible for reviewing and approving commercial loans, consumer loans, indirect loans and non-conforming mortgage loans in excess of $250,000 up to $2.0 million. For conforming mortgages, Fannie Mae guidelines are applicable. The full Board of Directors reviews all loans over $2.0 million.

ASSET QUALITY COMMITTEE

The Asset Quality Committee is responsible for reviewing all credits classified for regulatory purposes, delinquencies, charge-offs, and rating trends related to Community Bank's loan portfolio and assessing the adequacy of the allowance for loan losses account.

TRUST COMMITTEE

The Trust Committee is responsible for reviewing the activities of the Trust and Wealth Management Division.

BANK SECRECY ACT ("BSA") /ANTI-MONEY LAUNDERING ("AML") COMPLIANCE COMMITTEE

The BSA/AML Compliance Committee is responsible for assisting the BSA Officer in establishing policies and procedures and assurance of Community Bank's compliance with BSA/AML laws and regulations.

MARKETING COMMITTEE

The Marketing Committee is responsible for reviewing the marketing strategies.

                        BOARD OF DIRECTORS' COMPENSATION

DIRECTORS' FEES

Directors' fees are paid by Community Bank as follows:

Monthly fee for service as Community Bank director (except Chairman).....   $2,000
Monthly fee for service as Community Bank Chairman.......................   $5,000
2005 year-end bonus fee to each Community Bank director..................   $1,500

Community Bank directors received in the aggregate $355,000 in fees in 2005. Our Directors are not paid for attendance at Comm Bancorp, Inc.'s Board of Directors meetings. These meetings usually occur at least quarterly, immediately prior to meetings of Community Bank's Board of Directors.

                          DIRECTOR NOMINATION PROCEDURE

The Nominating and Corporate Governance Committee is responsible to seek out qualified candidates for director of us and Community Bank. The Committee performs its nominating function in accordance with the Charter of the Nominating and Corporate Governance Committee and our Bylaws. In making recommendations for nomination as a director, the committee reviews and considers the qualifications, strengths and abilities of the potential candidates, including new candidates that may be identified from time to time through our internal search and review procedures or as a result of stockholder recommendations. For new candidates, the review process becomes more involved as it becomes increasingly likely that a particular candidate may be recommended for nomination. In deciding whether to recommend the re-nomination of an incumbent director or the nomination of a director who previously served as an officer or director, the committee considers their prior performance as a director or officer. The committee also makes specific recommendations to the Board regarding the directors who it believes should be appointed to particular committees of the Board, based upon its review and assessment of the qualifications and abilities of the individual directors and the differing functions and membership requirements of the committees.

The committee works with the Board, on an ongoing basis, to identify the particular qualities and abilities that we generally seek in our directors, and the mix of experience, expertise and attributes that are sought or required for the Board as a whole. These qualities and attributes include, but are not limited to, integrity, business acumen, financial literacy and community involvement. Target attributes for our Board as a whole include independence, diversity of background and experience, and a range of expertise across all areas vital to corporate governance, including financial expertise and knowledge of the banking business. All candidates for nomination are evaluated against these target qualities and attributes, as well as our particular needs at the time, both on the Board and on committees of the Board. The committee will determine, in its sole discretion, whether a director meets the quality and attribute standards.

The committee oversees the internal procedures, adopted from time to time, to assist in the identification of suitable candidates to serve as directors. The committee also has the authority to retain professional consultants to assist in the task of identifying possible candidates, although it did not do so for nominations for this annual meeting.

The Board gives substantial weight to the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for election or appointment as directors. Under normal circumstances, the Board will not select nominees, including incumbent directors, who have not been recommended by a majority of the Nominating and Corporate Governance Committee members.

Under Section 10.1 of our Amended and Restated Bylaws, a stockholder may also nominate a person for director to be elected at our annual meeting. A stockholder must submit a nomination for director to the Secretary of the Board of Directors, in writing, no later than the close of business on the 60th day preceding the date for the annual meeting. This notification must contain the following information:

     -    The nominee's name and address;

     -    The nominee's principal occupation;

     - The number of shares of our common stock held by the notifying stockholder and the nominee; and

     - A certification, under oath before a notary public, that a nominee meets the eligibility requirements under Section 10.3 of our Amended and Restated Bylaws.

Under Section 10.3, a person is not qualified to serve as a director if he or she:

     - Is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year;

     - Is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal;

     - Has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal or by a court to have: (i) breached a fiduciary duty involving personal profit; or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency; or

     - Has been nominated by a person who would be disqualified from serving as our director under the above eligibility requirements.

If a stockholder's nomination is not timely and in proper form or in accordance with the above requirements, the nominee will not be recommended by the Nominating and Corporate Governance Committee for consideration for nomination by the full Board of Directors. Furthermore, nominations, not timely and in proper form, shall be disregarded by the presiding officer of the annual meeting, and upon his or her instruction, the vote tellers may disregard all votes cast for such nominee.

                                 STOCK OWNERSHIP

THIS SECTION DESCRIBES HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. IT ALSO DESCRIBES THE PERSONS OR ENTITIES THAT OWN MORE THAN 5.0% OF OUR VOTING STOCK.

                 STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

This table indicates the number of shares of Common Stock owned by the directors and executive officers as of March 15, 2006. The aggregate number of shares owned by all directors and executive officers is 16.96%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

NAME OF INDIVIDUAL                        AMOUNT AND NATURE OF
OR IDENTITY OF GROUP                    BENEFICIAL OWNERSHIP (1)   PERCENT OF CLASS
--------------------                    ------------------------   ----------------
David L. Baker                                  13,577.609                 --
William R. Boyle (2)                             2,440.221                 --
Thomas M. Chesnick                              26,756.832               1.44%
William F. Farber, Sr.                         152,460.000               8.23%
Judd B. Fitze                                   15,362.353                 --
Dean L. Hesser                                   1,000.000                 --
John P. Kameen                                  20,572.000               1.11%
William A. Kerl                                 16,725.647                 --
Erwin T. Kost                                   10,407.024                 --
Susan F. Mancuso                                 3,389.931                 --
Robert A. Mazzoni                                  100.000                 --
J. Robert McDonnell                             35,139.000               1.90%
Joseph P. Moore, III                               100.000                 --
Scott A. Seasock (2)                             7,157.320                 --
Eric G. Stephens                                 8,903.479                 --
All Directors and Executive Officers
as a group (13 Directors, 5 Executive
Officers, 15 persons in total)                 314,091.416              16.96%

(1)  Includes shares held: (a) directly, (b) jointly with spouse, (c) by spouse,
     (d) jointly with various relatives, (e) by the transfer agent in our dividend reinvestment account, (f) individually in employee benefit plans, and (g) in various trusts.

(2)  Executive officer, not a director.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Executive officers, directors and "beneficial owners" of more than 10.0% of the Common Stock must file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ National Stock Market(R) pursuant to
Section 16(a).

We have reviewed the reports and written representations from the executive officers and directors. Based on this review, we believe that all filing requirements were met during 2005 with the exception of the following: on December 1, 2005, William A. Kerl, a director, purchased 100 shares of our common stock at a price of $40.50 per share or $4,050 in the aggregate. A Form 4 was required to be filed on or before December 3, 2005. Mr. Kerl failed to do so. Mr. Kerl filed his Form 4 with the SEC for this purchase on December 13, 2005.

                    VOTING STOCK OWNED BY "BENEFICIAL OWNERS"

The following are the persons or entities known by us to own beneficially more than 5.0% of the Common Stock as of March 15, 2006.

Name and Address        Number of Shares(1)   Percent of Class
----------------        -------------------   ----------------
Joseph P. Moore, Jr.        162,935.000             8.80%
400 Williamson Road
Gladwyne, PA 19035

William F. Farber, Sr.      152,460.000             8.23%
Crystal Lake Road
R.R. 1, Box 1281
Carbondale, PA 18407

(1)  Includes shares held: (a) directly and (b) in various trusts.

                             EXECUTIVE COMPENSATION

THIS SECTION CONTAINS A CHART THAT SHOWS THE AMOUNT OF COMPENSATION EARNED BY OUR EXECUTIVE OFFICERS WHOSE SALARY AND BONUS EXCEEDED $100,000. IT ALSO CONTAINS THE PERFORMANCE GRAPH COMPARING OUR PERFORMANCE RELATIVE TO THE PEER GROUP AND THE REPORT OF OUR EXECUTIVE COMPENSATION COMMITTEE EXPLAINING THE COMPENSATION PHILOSOPHY FOR OUR MOST HIGHLY PAID OFFICERS.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION
                                                                           ------------------------------
                                          ANNUAL COMPENSATION                     AWARDS          PAYOUTS
                              ------------------------------------------   --------------------   -------
                                                            OTHER ANNUAL             RESTRICTED     LTIP      ALL OTHER
                                      SALARY      BONUS     COMPENSATION   OPTIONS      STOCK     PAYOUTS   COMPENSATION
NAME AND POSITION             YEAR     ($)         ($)         ($)(3)        (#)         (#)        ($)        ($)(4)
-----------------             ----   -------     ------     ------------   -------   ----------   -------   ------------
William F. Farber, Sr.        2005   205,688(1)  11,500(2)       -0-         -0-         -0-        -0-         7,542
President and                 2004   202,805(1)  11,500(2)       -0-         -0-         -0-        -0-         6,621
Chief Executive Officer       2003   188,872(1)  11,500(2)       -0-         -0-         -0-        -0-         6,446

Scott A. Seasock              2005   137,086     14,128          -0-         -0-         -0-        -0-         7,176
Executive Vice President      2004   135,407     12,000          -0-         -0-         -0-        -0-         6,441
and Chief Financial Officer   2003   115,319     12,000          -0-         -0-         -0-        -0-         5,966

William R. Boyle              2005   134,952     7,000           -0-         -0-         -0-        -0-         6,978
Senior Vice President         2004   135,386     6,500           -0-         -0-         -0-        -0-         6,242
and Chief Credit Officer      2003   109,494     5,000           -0-         -0-         -0-        -0-         5,427

(1)  Includes director fees of $60,000 in 2005, 2004 and 2003.

(2)  Includes director bonus of $1,500 in 2005, 2004 and 2003.

(3) Aggregate perquisites and other personal benefits were less than 10.0% of the salary and bonus reported, and therefore, need not be presented.

(4) Represents contributions Community Bank made on behalf of Mr. Farber, Mr. Seasock and Mr. Boyle pursuant to the defined contribution plan.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

Executive officer compensation is determined by the Executive Compensation Committee of Community Bank's Board of Directors. Salaries and bonuses for the executive officers are reviewed annually. All executive compensation is paid by Community Bank to the applicable executive.

EXECUTIVE COMPENSATION COMMITTEE REPORT

We do not have an Executive Compensation Committee and did not pay compensation to Mr. Farber, President and CEO; Mr. Seasock, Executive Vice President and CFO; or Mr. Boyle, Senior Vice President and CCO (collectively, the "Executive Officers") in 2005. All compensation was paid by Community Bank.

COMPOSITION OF COMMITTEE

Community Bank has an Executive Compensation Committee comprised of five of our directors who also serve as directors of Community Bank. All of these members of the Executive Compensation Committee meet the independence standards contained in Rule 4200(a)(15) of the listing rules for The NASDAQ National Stock Market(R). The Executive Compensation Committee is solely responsible for the compensation decisions involving the Executive Officers. None of the Executive Officers participate in discussions and decisions concerning their compensation.

OBJECTIVES OF EXECUTIVE COMPENSATION

Our executive compensation policy aims to:

     -    Link the executive's goals with the interests of the stockholders;

     -    Support our strategic business plan and long-term development;

     - Tie a portion of the executive's compensation to our overall performance; and

     -    Attract and retain talented management.

TYPE OF COMPENSATION

We utilize annual compensation which includes salary, bonus and contributions to Community Bank's defined contribution plan on behalf of the Executive Officers. We do not have any long-term compensation program including those that are based upon the award of stock options and restricted stock or other long-term incentive awards.

FACTORS CONSIDERED IN DETERMINING COMPENSATION

The Executive Compensation Committee determines each Executive Officer's annual salary and bonus based on the following criteria, with the exception of Mr. Seasock's bonus which is based on a formula for us achieving a certain return on average assets and percentage increase in net income ranges:

     - A report prepared by an independent consulting firm, which compares base salaries and bonuses of other commercial banking institutions of similar size on a regional basis for similar positions and responsibilities;

     - An inflation index based on the latest Northeastern Pennsylvania Consumer Price Index;

     - The overall annual improvement in our consolidated balance sheet and consolidated statements of income and comprehensive income; and

     - The Executive Compensation Committee's judgment on the extent of support the Executive Officer provides us in meeting our strategic business plan and long-term development.

Under the bonus formula for Mr. Seasock, the achievement ranges for return on average assets and percentage increase in net income are given equal weightings. The minimum achievement ranges were 1.00% to 1.05% for return on average assets and 5.0% to 5.9% for the percentage increase in net income for 2005. The Executive Compensation Committee has the discretion to award bonuses in excess of the amounts calculated pursuant to this bonus formula.

Discretionary annual contributions to Community Bank's defined contribution plan on behalf of the Executive Officers are proportional to the Executive Officers' salaries as a percentage of the total amount of annual salaries paid to all employees. In addition, we make contributions, on behalf of the Executive Officers, to the defined contribution plan in accordance with an amendment to the plan under section 401(k) of the Internal Revenue Code ("401(k)").

CONCLUSION ON ANNUAL COMPENSATION

Annual compensation for our Executive Officers includes salary, bonus and contributions to Community Bank's defined contribution plan. This is similar to the compensation programs for most of our peer group banking companies. The Executive Compensation Committee has determined that the 2005 compensation for the President and CEO of $224,730, the Executive Vice President and CFO of $158,390 and the Senior Vice President and CCO of $148,930 were appropriate in light of our performance accomplishments. The base salaries and bonuses of our Executive Officers were in the 60.0 percentile compared to similar sized commercial banking institutions based on the report of the independent consulting firm, which means that 40.0% of similar banking companies compensated their executive officers more than we did and 59.0% of those companies compensated their executive officers less than we did. We intend to pay salaries at the median range of the peer group banking companies that are represented in this report.

                        EXECUTIVE COMPENSATION COMMITTEE

                                  Judd B. Fitze
                                 John P. Kameen
                                  Erwin T. Kost
                               J. Robert McDonnell
                                Eric G. Stephens

                          ESTIMATED RETIREMENT BENEFITS

Community Bank has a defined contribution plan, which covers all employees who have completed 1,000 hours of service, attained twenty-one (21) years of age and have been employed by Community Bank for at least one year. Normal retirement age is sixty-five (65). The normal retirement benefit is the accumulated account balance of annual contributions, investment income and forfeitures. The annual contribution is determined by the Board of Directors each year. Contributions are allocated to each participant based on a pro-rata share of compensation covered under the plan. Investment income is allocated to each participant based on a pro-rata share of the account balances accumulated at the beginning of the year. Forfeitures are allocated to each participant based on a pro-rata share of compensation covered under the plan.

The defined contribution plan includes a 401(k) feature. This feature of the plan permits employees to make voluntary, pre-tax contributions up to twenty-five percent (25%) of their compensation. Our contributions to the 401(k) are based on one hundred percent (100%) matching of voluntary contributions up to three percent (3%) of the employee's eligible compensation. If a participant separates from service prior to retirement, the participant will be entitled to one hundred percent (100%) of their contributions made under the 401(k) and also a portion of Community Bank's matching 401(k) contributions and annual discretionary contributions based on years of service according to the following schedule:

Years of Service   Vested Interest
----------------   ---------------
Less than 1                0%
1                         20%
2                         40%
3                         60%
4                         80%
5 or more                100%

A participant is always one hundred percent (100%) vested in pension plan transferred balances.

During 2005, annual discretionary contributions of $103,105 were allocated among participants' accounts under the defined contribution plan. Discretionary matching contributions under the 401(k) feature of the plan totaled $137,320 in 2005. Community Bank contributed $7,542 for Mr. Farber, $7,176 for Mr. Seasock and $6,978 for Mr. Boyle to the plan in 2005. Mr. Farber has 5 years, Mr. Seasock has 19 years and Mr. Boyle has 21 years of credited service under the plan.

                         EXECUTIVE EMPLOYMENT AGREEMENTS

We have written employment agreements with Scott A. Seasock, Executive Vice President and CFO, and William R. Boyle, Senior Vice President and CCO. These agreements contain severance payments based upon non-renewal of these agreements or the change in control of us or Community Bank. In the event that each of these officers serves at least one full year under his respective employment agreement and we give notice of our intent not to renew the employment agreement, then the affected officer may, at his sole discretion, terminate his employment and receive a severance payment equal to 24 months of his then current salary plus any vested employee benefits.

If a change in control of us or Community Bank has occurred and the officer is terminated by reason of such change in control or for any other good reason, then we or our successor is obligated to pay the terminated officer his then current salary and maintain his long-term disability and medical benefits for a period of 24 months. All other benefits of the officer shall cease upon termination under one of these conditions.

A change of control under these agreements is defined as:

     - A substantial sale or disposition of our or Community Bank's assets or operations;

     - A person holding beneficial ownership of enough shares of our stock to gain majority control of the Board of Directors; or

     - At any time during any 24 consecutive months, a majority of the directors of us or Community Bank are persons who were not members of the respective boards at the beginning of such period, unless changes in the boards' memberships were the result of death, voluntary resignation or retirement.

A termination for good reason under these agreements is defined as:

     - Without the officer's consent, any assignment of duties other than duties described in the agreement;

     - Any removal of the officer from, or failure to re-elect the officer to, his position without cause;

     - Any failure to pay the officer his benefits as described in his agreement;

     -    Any material breach of the agreement by us or Community Bank; or

     -    A change in control.

                           FIVE-YEAR PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total stockholder return on our Common Stock, based on the market price change and assuming reinvestment of dividends, with the cumulative total return of the index for The NASDAQ Stock Market(R) Composite and the index for Mid-Atlantic Bank Stocks (Delaware, Maryland, New Jersey, New York, Pennsylvania and Washington, D.C. Companies) during the five-year period ended December 31, 2005. The stockholder return shown on the graph and table below is not necessarily indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                               (PERFORMANCE GRAPH)

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indices are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.   The index level for all series was set to $100.0 on 12/31/2000.

                                        2000   2001    2002    2003    2004    2005
                                       -----   ----   -----   -----   -----   -----
Comm Bancorp, Inc.                     100.0   95.1   120.7   132.3   149.5   153.0
The NASDAQ Stock Market(R) Composite   100.0   79.2    54.4    82.1    89.6    91.5
Mid-Atlantic Bank Stocks               100.0   94.2    72.5   103.1   109.1   111.1

                          JOINT AUDIT COMMITTEE REPORT

THIS SECTION CONTAINS INFORMATION REGARDING THE RESPONSIBILITIES OF THE JOINT AUDIT COMMITTEE AND THE MEMBER OF THE COMMITTEE IDENTIFIED AS THE FINANCIAL EXPERT. IT ALSO CONTAINS THE REPORT OF THE JOINT AUDIT COMMITTEE EXPLAINING THE RECOMMENDATIONS OF THE COMMITTEE REGARDING OUR FINANCIAL STATEMENTS AND SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Joint Audit Committee is made up of the following directors: Susan F. Mancuso, Chairperson; Thomas M. Chesnick; Robert A. Mazzoni; and Joseph P. Moore, III. For more background information on these directors, see the section entitled "Board of Directors." The Joint Audit Committee operates pursuant to a charter approved and adopted by the Boards of Directors of us and Community Bank. A copy of this charter is filed at Exhibit 99(i) to our Annual Report on Form 10-K for the year ended December 31, 2003, Commission File Number: 0-17455, and is incorporated by reference in its entirety into this proxy statement. The Charter is posted on our website at www.combk.com and will be provided, without charge, upon written request to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations. In accordance with the charter, all of the members of the Joint Audit Committee are independent and financially literate and at least one member of the Joint Audit Committee has accounting or related financial management expertise. On an annual basis, the Joint Audit Committee shall review and reassess the adequacy of the provisions of its charter and make any changes that it feels are necessary to fulfill its duties and responsibilities.

The Board of Directors has identified Susan F. Mancuso as the Joint Audit Committee's financial expert. Mrs. Mancuso is a licensed Pennsylvania public accountant. Mrs. Mancuso received degrees of a Bachelor of Science in Accounting and a Master of Business Administration. From 1976 to the present, she has practiced in the area of taxation, specializing in taxation and financial advisement. During the years 1980 through 1986, she was engaged to perform governmental and school audits. She is a licensed Accredited Tax Preparer and Tax Advisor and member of the National Society of Public Accountants and the Pennsylvania Society of Public Accountants.

The Joint Audit Committee, on behalf of the Board, oversees our financial reporting process. In fulfilling its oversight responsibilities, the Joint Audit Committee reviewed with management the audited financial statements and the footnotes to these statements for the fiscal year 2005 Annual Report to Stockholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our outside independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to United States generally accepted accounting principles. The Joint Audit Committee reviewed and discussed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters required to be discussed by the Joint Audit Committee with the independent registered public accounting firm under auditing standards of the Public Company Accounting Oversight Board (United States). The independent registered public accounting firm has expressed the opinion that our audited financial statements conform to United States generally accepted accounting principles.

The Joint Audit Committee discussed with the independent registered public accounting firm, their independence from management and us, and received from them the written disclosures concerning their independence required by the Independence Standards Board to be made by the independent registered public accounting firm to us.

Over the past year, the Joint Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audits. The Joint Audit Committee met with the internal auditor and independent registered public accounting firm to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Joint Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2005. The Joint Audit Committee also recommended to the Board of Directors the selection of Kronick Kalada Berdy & Co., Certified Public Accountants, to serve as our independent registered public accounting firm for the year ending December 31, 2006.

                     Submitted by the Joint Audit Committee

                                Susan F. Mancuso
                               Thomas M. Chesnick
                                Robert A. Mazzoni
                              Joseph P. Moore, III

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO.
                              Item 2 on Proxy Form

Kronick Kalada Berdy & Co., Certified Public Accountants, have audited the consolidated financial statements of us and Community Bank for many years, and the Board of Directors has appointed them for 2006. From time to time, Kronick Kalada Berdy & Co. also performs certain agreed upon procedures for us. The firm has no other relationship with us or Community Bank except the existing professional relationship as certified public accountants. The Joint Audit Committee and the Board of Directors believe that Kronick Kalada Berdy & Co.'s long-term knowledge of us and Community Bank is valuable. Representatives of Kronick Kalada Berdy & Co. have direct access to members of the Joint Audit Committee and regularly attend their meetings.

A representative of Kronick Kalada Berdy & Co. will attend the stockholders' meeting and will have the opportunity to make a statement if he or she desires to do so. This representative will also be available to respond to appropriate questions.

                                  REQUIRED VOTE

The proposal will be approved if it receives an affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE APPOINTMENT OF KRONICK KALADA BERDY & CO. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

           INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEES AND SERVICES

THIS SECTION PROVIDES INFORMATION ABOUT THE FEES BILLED FOR PROFESSIONAL SERVICES RENDERED BY OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The fees billed for professional services rendered by our independent registered public accounting firm, for each of the two years ended December 31, 2005 and 2004 are summarized as follows:

                              2005      2004
                            -------   -------
Audit fees (1) ..........   $59,015   $53,801
Audit-related fees (2) ..    11,540     4,555
Tax fees (3) ............     6,590     8,156
Other fees (4) ..........     8,625     7,975
                            -------   -------
   Total ................   $85,770   $74,487
                            =======   =======

(1) Audit fees consist of fees billed for services rendered for the audit of our annual financial statements on Form 10-K and review of financial statements included in our Form 10-Q, or services that are normally provided in connection with statutory and regulatory filings.

(2) Audit-related fees consist of fees billed for services rendered for assurance and related services on our employee benefit plan and to comply with FDICIA.

(3) Tax fees consist of fees billed for services rendered for the preparation of federal and state tax returns, tax compliance, tax advice and tax planning.

(4) Other fees consist of fees billed for services rendered for performing agreed upon procedures with regard to our Trust and Wealth Management Division and those required by the Federal National Mortgage Corporation.

All services that were performed by Kronick Kalada Berdy & Co., were done by permanent, full-time employees and partners of the firm.

The Joint Audit Committee considered whether the provision of the services rendered above was compatible with maintaining the independence of Kronick Kalada Berdy & Co. as the independent registered public accounting firm. The Joint Audit Committee concluded that the independence of the firm was maintained.

The Joint Audit Committee's pre-approval policies and procedures related to products and services provided by its independent registered public accounting firm are explained in the Charter of the Joint Audit Committee of us and Community Bank. All of the Audit Fees, Audit-Related Fees, Tax Fees and Other Fees were pre-approved by the Audit Committee for each of the two years ended December 31, 2005 and 2004.

                                OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.

           TRANSACTIONS INVOLVING OUR DIRECTORS AND EXECUTIVE OFFICERS

We encourage our directors and executive officers to have banking and financial transactions with Community Bank. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.

The total consolidated loans made by Community Bank at December 31, 2005, to directors and executive officers as a group, members of their immediate families and companies in which they have a 10.0% or more ownership interest was $5.5 million or 11.1% of our total consolidated capital accounts. The largest balance for all of these loans in 2005 was $6.0 million or 12.1% of our total consolidated capital accounts. During 2005, advances and repayments on these loans were $10.2 million and $10.1 million, respectively. These loans did not involve more than the normal risk of collectibility nor did they present other unfavorable features.

From time to time, we engage Judd B. Fitze to represent us as an attorney. Mr. Fitze is a director of us and Community Bank. Mr. Fitze billed $9,107 in 2005 for his legal service on behalf of us and Community Bank.

                        NO SIGNIFICANT LEGAL PROCEEDINGS

We and Community Bank are not parties to any legal proceedings that could have any significant effect upon our financial condition or income. In addition, we and Community Bank are not parties to any legal proceedings under federal and state environmental laws.

                           CODES OF CONDUCT AND ETHICS

The Boards of Directors of us and Community Bank have adopted a Code of Ethics for Senior Financial Officers that applies to the CEO (Principal Executive Officer), CFO (Principal Financial Officer) and Vice President of Finance (Principal Accounting Officer). In addition, the Boards of Directors of us and Community Bank have adopted a Code of Business Conduct that applies to every director, executive officer and employee of us and Community Bank. The text of these Codes are posted on our website at www.combk.com. Copies of the Codes will be provided without charge by writing to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA. 18411, Attn: Investor Relations. Any amendment to, or waiver from, the provisions of the Code that require disclosure under applicable rules of the SEC or The NASDAQ National Stock Market(R) will be disclosed along with the reasons for the amendment or waiver in a current report on Form 8-K with the SEC and posted on our website.

Pursuant to the Sarbanes-Oxley Act of 2002, our Code of Business Conduct contains a provision for a person to report an actual or apparent violation of the Code of Business Conduct as well as a complaint regarding our accounting or auditing matters to management without fear of dismissal or retaliation of any kind. All reports or complaints under this Whistleblower provision are also kept in confidence. The Joint Audit Committee has oversight over this Code.

                             OTHER PROPOSED ACTIONS

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholder proposals for the 2007 Annual Meeting must be received by January 2, 2007, to be considered for inclusion in our 2007 Proxy Statement. Stockholder proposals for the 2007 Annual Meeting for which the proponents do not desire them to be included in our 2007 Proxy Statement must be received by March 16, 2007. Such proposals should be addressed to the Secretary.

                        ADDITIONAL INFORMATION AVAILABLE

We file reports, proxy and information statements and other information electronically with the SEC through the Electronic Data Gathering Analysis and Retrieval filing system. Stockholders and other interested parties may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 5th Street, N.W., Washington, DC 20549. Information can be obtained on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The SEC's website address is www.sec.gov. Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC may be obtained without charge by writing to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations or through our website at www.combk.com.

Additional information concerning Corporate Governance issues is available on our website under the tab "Bank-Investor Relations" and then under the heading "Corporate Governance."

In addition, a copy of the Annual Disclosure Statement of Community Bank may be obtained, without charge, from Scott A. Seasock.

                          HOW TO CONTACT OUR DIRECTORS

Security holders and other interested parties who wish to communicate with our directors may do so by writing to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations-Corporate Secretary. The Office of the Corporate Secretary will forward such written correspondence to the applicable director or to the Nominating and Corporate Governance Committee if such correspondence is not addressed to a specific director. Periodically, the Nominating and Corporate Governance Committee will summarize all stockholder communications it has received and will make all such communications available for the directors' review. In order to efficiently process all stockholder communications, the Nominating and Corporate Governance Committee, with the Board's approval, may seek the assistance of counsel or advisors in reviewing and evaluating particular communications. In all cases, the complete text of communications will be made available to the directors in an appropriate and timely manner.

By order of the Board of Directors,


/s/ William F. Farber, Sr.
-------------------------------------
William F. Farber, Sr.
Chairman
Clarks Summit, Pennsylvania
May 3, 2006

                             (COMMBANCORP, INC LOGO)

                                      PROXY
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Scott A. Seasock and William R. Boyle and each or any of them, Proxies of the undersigned, with full power of substitution, to vote all of the shares of Comm Bancorp, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Comm Bancorp, Inc. to be held at Elk Mountain Ski Resort, Route 374, Union Dale, Pennsylvania 18470, on Friday, June 2, 2006, at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.   PROPOSAL TO ELECT THE DIRECTORS TO SERVE FOR A ONE-YEAR TERM.

     [ ] FOR ALL DIRECTORS LISTED BELOW (except as marked to the contrary below)

     [ ]  WITHHOLD AUTHORITY - to vote for all directors listed below

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL DIRECTOR, WRITE THAT DIRECTOR'S NAME ON THE SPACE PROVIDED BELOW.)

David L. Baker, Thomas M. Chesnick, William F. Farber, Sr., Judd B. Fitze, Dean
  L. Hesser, John P. Kameen, William A. Kerl, Erwin T. Kost, Susan F. Mancuso, Robert A. Mazzoni, J. Robert McDonnell, Joseph P. Moore, III, Eric G. Stephens

     The Board of Directors recommends a vote FOR the proposal to elect the Directors.

________________________________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR COMM BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2006.

     [ ]  FOR

     [ ]  AGAINST

     The Board of Directors recommends a vote FOR this proposal.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTORS LISTED ABOVE AND FOR PROPOSAL 2.

                                        Dated:           , 2006
                                               ----------


Number of Shares Held of Record on      ----------------------------------------
March 15, 2006 -
                 -----


                                        ----------------------------------------
                                        Signature(s)                      (Seal)

[ ] PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF SO, NUMBER ATTENDING: ________________________

THIS PROXY MUST BE DATED AND SIGNED BY THE STOCKHOLDER. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.